REGISTRATION AND REPORTING UNDER
THE SECURITIES EXCHANGE ACT OF 1934
CURRENT REPORTS ON FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Amendment No. 2

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   January 28, 2004

    Berkshire Income Realty, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-31659	32-0024337
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Beacon Street, Boston, Massachusetts		02108
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (617) 523-7722

                                                          Not applicable
(Former name or former address, if changed since last report)

Berkshire Income Realty, Inc. (the “Company”) hereby amends its Report on Form 8-K/A Amendment No. 1 dated herewith, filed with the Securities and Exchange Commission today, to revise date of report referenced, as well as purchase date referenced in the first paragraph to the Introduction to Unaudited Proforma Financial Statements.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

At the time of filing of the Form 8-K disclosing the acquisition of Pond Apple Creek Apartments by the Company, the financial statements of the acquired entity were not available. The Company indicated that it would file the necessary financial information within sixty days after the initial filing date.

(a)	Financial Statements under Rule 3-14 of Regulation S-X:
1. Report of Independent Auditors
2. Statement of Revenue and Certain Expenses of Pond Apple Creek Apartments for the year ended December 31, 2003.
3. Notes to the Financial Statements of Pond Apple Creek Apartments.
(b)	Pro Forma Financial Information under Article 11 of Regulation S-X:
1. Unaudited Pro Forma Consolidated Balance Sheet of Berkshire Income Realty, Inc. at December 31, 2003.
2. Unaudited Pro Forma Consolidated Statement of Operations of Berkshire Income Realty, Inc. for the year ended December 31, 2003.
3. Notes to the Unaudited Pro Forma Consolidated Financial Statements of Berkshire Income Realty, Inc.

(c)	Exhibits

EXHIBIT NO.
2.1*	Agreement of Purchase and Sale dated November 26, 2003 by and between Pond Apple Creek Associates Limited Partnership and Berkshire Income Realty - OP, L.P.
2.2*	First Amendment to Agreement of Purchase and Sale, dated December 29, 2003 by and between Pond Apple Creek Associates Limited Partnership and Berkshire Income Realty - OP, L.P.
2.3*	Second Amendment to Agreement of Purchase and Sale, dated January 28, 2004 by and between Pond Apple Creek Associates Limited Partnership and Marina Mile L.L.C.
2.4*	Assignment and Assumption of Agreement of Purchase and Sale, dated January 28, 2004 by and between Pond Apple Creek Associates Limited Partnership and Marina Mile L.L.C.
2.5*	Assignment and Assumption of Agreement, dated January 28, 2004 by and between Wells Fargo Bank, Pond Apple Creek Associates Limited Partnership and Marina Mile L.L.C.

*Previously filed as an exhibit to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 12, 2004.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Berkshire Income Realty, Inc.

Date: April 12, 2004	/s/ David C. Quade
Name: David C. Quade
Title: President and Chief Financial Officer

Report of Independent Auditors

To the Board of Directors and Stockholders of Berkshire Income Realty, Inc.:

We have audited the accompanying Statement of Revenue and Certain Expenses of Pond Apple Creek Apartments (the “Property”) for the year ended December 31, 2003. This financial statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Berkshire Income Realty, Inc.) as described in Note 1 and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 of the Property for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers L.L.P.
Boston, Massachusetts

April 7, 2004

POND APPLE CREEK APARTMENTS
STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2003

REVENUE:
Rental	$3,019,754
Other	168,918

Total revenue	3,188,672

CERTAIN EXPENSES:
Operating	393,592
Repairs and Maintenance	292,931
General and administrative	778,929
Real estate taxes	422,667

Total certain expenses	1,888,119
REVENUE IN EXCESS OF CERTAIN EXPENSES	$1,300,553

The accompanying notes are an integral part of this
financial statement.

POND APPLE CREEK APARTMENTS
NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2003

1. Basis of Presentation and Summary of Significant Accounting Policies

Operations

The accompanying Statement of Revenue and Certain Expenses includes the operations (see “Basis of Presentation” below) of Pond Apple Creek Apartments ( the “Property”), a residential multifamily owned and managed by parties not related to Berkshire Income Realty, Inc. (the “Company”).

On January 28, 2004, Berkshire Income Realty, O.P., L.P. (the “OP”), the operating subsidiary of the Company, through its newly formed and wholly owned subsidiary, Marina Mile, L.L.C., purchased the Property, a 306-unit multifamily apartment community located in Fort Lauderdale, Florida, for $23,000,000. The Company operates the Property under the name The Berkshires at Marina Mile.

Basis of Presentation

The accompanying financial statement has been prepared on the accrual basis of accounting.

The accompanying financial statement is not representative of the actual operations of the Property for the periods presented. As required by the Securities and Exchange Commission, Regulation S-X Rule 3-14, certain expenses, which may not be comparable to the expenses to be incurred by the Company in future operations of the Property, have been excluded. Expenses excluded relate to property management fees, ownership fees, interest expense, depreciation and amortization expense. The Company is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results.

Real Estate

Expenditures for repairs and maintenance items are expensed as incurred. Costs related to the acquisition and improvement of property and related equipment are capitalized.

Revenue Recognition

Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

BERKSHIRE INCOME REALTY, INC.
(FORMERLY BERKSHIRE INCOME REALTY PREDECESSOR GROUP)
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

INTRODUCTION TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

On January 28, 2004, the operating partnership subsidiary of the Company, through its newly formed and wholly owned subsidiary Marina Mile L.L.C., purchased Pond Apple Creek Apartments, a 306-unit multifamily apartment community which is located in Ft. Lauderdale, Florida from Pond Apple Creek Associates Limited Partnership. The seller was an unaffiliated third party.

The total acquisition cost of $23,200,428, including the purchase price, closing costs and mortgage recording taxes, was funded through a $17,400,000 first mortgage and an equity investment from the Operating Partnership of $5,931,503, net of operating prorations of $90,846.

The Company operates the Property as a multifamily apartment community under the name The Berkshires at Marina Mile (“Marina Mile”).

The Property’s source of revenue is primarily its tenant rental revenue. Other revenue includes fee items such as application, relet, pet, nonsufficient fund, laundry, late, cable and damage fees. The rental market in the Fort Lauderdale multifamily market has been strong in the past and continues to do so although recent construction in the Fort Lauderdale submarket has caused both occupancies and rents to decrease in 2002 and the first half of 2003. Physical occupancy dropped 3% and 0.3% in the City of Fort Lauderdale and Broward County, respectively. Pond Apple Creek Apartments charge rents that are competitive in the area, with rental rates for 1 bedroom to 2 bedrooms ranging from $840-$1,040 per month. Physical occupancy for Marina Mile at December 31, 2003 was approximately 92%.

The Company expects to spend approximately $1,570,000 on non-recurring capital improvements during 2004. The expenditures will include replacing the roofs, screening in porches, repainting the Property’s exterior, landscaping and renovating the clubhouse. Normal capital improvements such as those during rental turnovers (i.e. interior painting) and capital improvements for the overall maintenance of the Property will be determined as those projects become necessary.

The Company, after reasonable inquiry, is not aware of any material factors relating to Marina Mile other than those stated above that would cause the reported financial information not to be indicative of future operating results.

The following unaudited pro forma financial statements give effect to the acquisition by the Company of Marina Mile. The unaudited pro forma balance sheet as of December 31, 2003 presents the financial position of the Company as if the acquisition of Marina Mile, which occurred subsequent to December 31, 2003, had occurred on December 31, 2003. The unaudited pro forma statement of operations for the year ended December 31, 2003 reflects the results of operations of Marina Mile as if the acquisition of Marina Mile had been completed as of January 1, 2003.

These unaudited pro forma financial statements do not represent the Company’s financial condition or results of operations for any future date or period. Actual future results could be materially different from these pro forma results. These unaudited pro forma financial statements should be read in conjunction with the audited financial statements of the Company and the related management’s discussion and analysis of financial condition and results of operations included in our Form 10-K for the year ended December 31, 2003. In addition, in conjunction with these unaudited pro forma financial statements, you should read the financial statement on the Property contained elsewhere in this Form 8-K/A.

BERKSHIRE INCOME REALTY, INC.
(FORMERLY BERKSHIRE INCOME REALTY PREDECESSOR GROUP)
PRO FORMA CONSOLIDATED BALANCE SHEET
As of December 31, 2003

	Berkshire Income Realty, Inc.	Marina Mile Acquisition Note (a)		Proforma
ASSETS

Multi-family apartment communities, net of accumulated depreciation of $102,609,721	$ 145,222,916	$ 22,763,247		$ 167,986,163
Cash and cash equivalents	42,145,947	(6,051,065)	(b)	36,094,882
Securities available for sale, at fair value	18,488,414	--		18,488,414
Cash restricted for tenant security deposits	856,498	173,405		1,029,903
Replacement reserve escrow	318,708	--		318,708
Prepaid expenses and other assets	5,113,200	--		5,113,200
Investment in Mortgage Funds	24,046,908	--		24,046,908
Acquired in place leases and tenant relationships, net of accumulated amortization of $212,200	1,061,004	437,181		1,498,185
Deferred expenses, net of accumulated amortization of $323,067	1,621,498	352,277		1,973,775

Total assets	$ 238,875,093	$ 17,675,045		$ 256,550,138
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Mortgage notes payable	$ 184,471,204	$ 17,400,000	(b)	$ 201,871,204
Due to affiliates	1,318,755	--		1,318,755
Dividend and distributions payable	1,087,593	--		1,087,593
Accrued expenses and other liabilities	3,268,859	101,640		3,370,499
Tenant security deposits	971,363	173,405		1,144,768

Total liabilities	191,117,774	17,675,045		208,792,819
Commitments and Contingencies	--	--		--
Minority Interest	--	--		--
Stockholders' equity:

Series A 9% Cumulative Redeemable Preferred Stock, no par value, $25 stated value, 5,000,000 shares authorized, 2,978,110 and 0 shares issued and outstanding at December 31,2003	70,210,830	--		70,210,830
Class A common stock, $.01 par value, 5,000,000 shares authorized; 0 shares issued and outstanding at December 31, 2003	--	--		--
Class B common stock, $.01 par value, 5,000,000 shares authorized; 1,283,313 and 100 shares issued and outstanding at December 31, 2003	12,383	--		12,383
Excess stock, $.01 par value, 15,000,000 shares authorized, 0 shares issued and outstanding at December 31, 2003	--	--		--
Accumulated deficit	(22,451,665)	--		(22,451,665)
Accumulated other comprehensive loss	(14,229)	--		(14,229)

Total stockholders' equity	47,757,319	--		47,757,319
Total liabilities and stockholders' equity	$ 238,875,093	$ 17,675,045		$ 256,550,138

The accompanying notes are an integral part of these
financial statements.

BERKSHIRE INCOME REALTY, INC.
(FORMERLY BERKSHIRE INCOME REALTY PREDECESSOR GROUP)
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2003

	Berkshire Income Realty, Inc.	Marina Mile Acquisition Note (c)		Proforma
Revenue:
Rental	$ 28,464,951	$ 3,019,754		$ 31,484,705
Interest	128,522	--		128,522
Utility reimbursement	449,820	--		449,820
Other	1,197,901	168,918		1,366,819

Total revenue	30,241,194	3,188,672		33,429,866
Expenses:
Operating	7,240,455	393,592		7,634,047
Repairs and Maintenance	2,387,846	292,931		2,680,777
Real estate taxes	2,631,511	422,667		3,054,178
General and administrative	1,514,389	778,929		2,293,318
Organizational costs	213,000	--		213,000
Management fees	2,113,869	219,547	(d)	2,333,416
Depreciation	7,897,623	1,019,793	(e)	8,917,416
Interest	7,880,150	896,100	(f)	8,776,250
Loss on extinguishment of debt	353,044	--		353,044
Amortization of in-place leases and tenant relationships	212,200	373,542	(g)	585,742

Total expenses	32,444,087	4,397,101		36,841,188
Loss before minority interest in properties, equity in income of Mortgage Funds and minority common interest in Operating Partnership	(2,202,893)	(1,208,429)		(3,411,322)
Minority interest in properties	(143,518)	--		(143,518)
Equity in income of Mortgage Funds	6,720,746	--		6,720,746

Income (loss) before minority common interest in Operating Partnership	4,374,335	(1,208,429)		3,165,906

Minority common interest in Operating Partnership	(732,075)	--		(732,075)

Net income (loss)	$ 3,642,260	$ (1,208,429)		$ 2,433,831
Preferred dividend	(4,951,258)	--		(4,951,258)

Net loss available to common shareholders	$(1,308,998)	$ (1,208,429)		$(2,517,427)

Loss per common share, basic and diluted	$(1.38)			$(2.65)

Weighted average number of common shares outstanding	948,733			948,733

The accompanying notes are an integral part of these
financial statements.

BERKSHIRE INCOME REALTY, INC.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
PRO FORMA FINANCIAL STATEMENT ADJUSTMENTS

The following pro forma adjustments summarize the adjustments made to the December 31, 2003 Berkshire Income Realty Inc. balance sheet:

(a)	The assets of Marina Mile have been reflected as if the acquisition of Marina Mile had occurred on December 31, 2003.

Purchase accounting was applied for the acquisition of the Marina Mile property consistent with provisions of Statement of Financial Accounting Standards No. 141, Business Combinations. In accordance with FAS 141, the fair value of the real state acquired is allocated to the acquired tangible assets, consisting of land, building and personal property, and identified intangible assets and liabilities, including the value of in-place leases, based in each case on their fair values.

The Company purchased the net assets of Marina Mile totaling $22,925,383, including closing costs and acquisition fees. The Company also assumed liabilities relating to normal operations, such as security deposits and other miscellaneous accrued expenses.

The net purchase price was allocated as follows:

Fixed assets	$ 22,763,247
Acquired in-place leases and tenant relationships	437,181
Tenant security deposits	(173,405)
Liabilities assumed	(101,640)

Total	$ 22,925,383

(b)

Berkshire Income Realty, Inc. purchased Marina Mile for a total purchase price including closing costs of $22,925,383, net liabilities of $173,405 and subsequently obtained a mortgage note in the amount of $17,400,000, plus closing costs of $352,277 resulting in a proforma net cash adjustment of $(6,051,065) at December 31, 2003.

The following pro forma adjustments summarize the adjustments made to the Statements of Operations of Berkshire Income Realty, Inc. for the year ended December 31, 2003:

(c)	The operations of Marina Mile have been reflected as if the acquisition of Marina Mile had been completed as of January 1, 2003.

(d)	Reflects an increase in management fees based on the asset and property management fee agreements entered into with an affiliate, calculated as follows:

Asset management fee (based on purchase price)	Year ended December 31, 2003
Multifamily apartments	$23,000,000
0.4%

Total fee	$ 92,000

Property management fee	Year ended December 31, 2003
Revenue	$ 3,188,672
4%

Total asset management fee	$ 127,547

Total management fees	$ 219,547

(e)

The depreciation expense adjustment is to reflect as if the acquisition of the Property had been completed as of January 1, 2003. Depreciation is computed on the straight-line basis over the estimated useful lives of the assets, as follows:

Rental property	27.5 years
Improvements	5 to 20 years
Appliances, carpeting and equipment	3 to 8 years

Allocation of the purchase price net of acquired in-place leases to land, building, built-in components, improvements, carpeting, furniture and fixtures are as follows:

Asset	Allocated Percentage	Allocated Amount
Land	12%	2,731,590
Building	66%	15,023,743
Built-in components	7%	1,593,427
Site Improvements	9%	2,048,692
Fixtures	2%	455,265
Appliances	2%	455,265
Carpeting	2%	455,265

Total	100%	22,763,247

        Charge to depreciation expense as if the acquisition of Marina Mile had occurred at the beginning of the year, as follows:

Asset	Depreciable Years	Depreciation expense
Building	27.5	546,318
Built-in components	25	63,737
Site Improvements	15	136,579
Fixtures	15	30,351
Appliances	5	91,053
Carpeting	3	151,755

		1,019,793

(f)	Reflects the charge to interest expense as if the acquisition and financing of Marina Mile and the related mortgage note payable occurred at the beginning of the year, as follows:

Mortgage Note	$17,400,000
Interest Rate	5.15%

Annual interest for the year ended December 31, 2003	$ 896,100

(g)	Reflects an increase in amortization of acquired in-place leases and tenant relationships, calculated as follows:

Acquired in-place leases	Year ended December 31, 2003
Acquired in-place leases asset	$ 309,903
Amortization period	12	*

Amortization expense	$ 309,903

Tenant relationships	Year ended December 31, 2003
Acquired tenant relationships	$ 127,278
Amortization period	24	*

Total amortization of tenant relationships	$ 63,639

Total amortization adjustment	$ 373,542

*	Acquired in-place leases amortized over 12 months and tenant relationships amortized over 24 months. Adjustment reflects as if purchase of the Property occurred on January 1, 2003.